Exhibit 99.1

Marchex Announces Third Quarter 2015 Results

SEATTLE — (BUSINESS WIRE) – November 4, 2015—Marchex, Inc. (NASDAQ:MCHX), a mobile advertising analytics company, today announced its financial results for the third quarter ended September 30, 2015.

“We are building momentum towards establishing Marchex as the world’s leading mobile advertising analytics company,” said Pete Christothoulou, CEO. “As mobile rapidly evolves into a performance medium, the world’s largest, most sophisticated marketers are choosing Marchex for their mobile analytics needs. We’ll continue to build our team and accelerate the pace of innovation as we expand our global opportunity.”

Q3 2015 Financial Highlights1

•	GAAP revenue was $36.9 million for the third quarter of 2015, compared to $47.2 million for the third quarter of 2014.

•	GAAP net loss from continuing operations was $191,000 for the third quarter of 2015, compared to GAAP net loss from continuing operations of $22.5 million for the third quarter of 2014.

•	GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.00 for the third quarter of 2015 compared to GAAP net loss from continuing operations of $0.55 for the third quarter of 2014.

	Q3 2015	Q3 2014
GAAP Revenue	$36.9 million	$47.2 million
Call-Driven and related revenue	$36.1 million	$46.4 million

Non-GAAP Results:
Call-Driven Adjusted OIBA[2]	$2.2 million	$3.3 million
Call-Driven Adjusted EBITDA[2]	$3.1 million	$4.2 million
Adjusted OIBA[2]	$2.4 million	$3.2 million
Adjusted EBITDA[2]	$3.3 million	$4.1 million

Archeo Revenue	$0.8 million	$0.8 million
Cash Balance	$108.9 million	$80.7 million

•	Adjusted non-GAAP EPS[2] from continuing operations for the third quarter of 2015 was $0.04, compared to $0.05 for the third quarter of 2014.

[1]	The Company sold certain Archeo domain name and related assets in April 2015 and certain pay-per-click assets in July 2013. As a result, the financial results of these dispositions are presented as discontinued operations, net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Other Financial Highlights

•	During the third quarter of 2015, YP contributed $10.1 million in call-driven revenues, compared to $11.2 million in the third quarter of 2014.

•	During the third quarter of 2015, Marchex purchased 476,000 shares of its outstanding Class B common stock for a total price of $1.9 million. This brings Marchex’s total shares repurchased under its November 2014 share repurchase program to 1.5 million shares or 4% of its outstanding Class B common stock.

Recent Business Highlights

•	Later this month, Marchex expects to release a beta product that enables enterprise marketers to measure when any inbound phone call to a call center or store is influenced by exposure to a display advertisement on a desktop or mobile device.

•	In October, Marchex opened an office in Sydney, Australia and expanded its technology facilities to support growing demand for the company’s industry-leading Call Analytics platform.

•	In September, Marchex released Call Analytics For Search 2.0 bringing new, industry-first features enabling brands and agencies to track and measure their conversions from offline actions through their search campaigns. New features include updates such as Call-Only support, Real-time Call DNA, Premium Conversations technology and other features.

•	In September, Marchex appointed Gary Nafus as Chief Revenue Officer and Matthew Muilenburg as Senior Vice President and Customer Engagement Specialist to accelerate mobile advertising analytics leadership.

•	In July, Marchex announced a strategic, exclusive global partnership with Light Reaction, a mobile-first performance advertising business that is part of GroupM and Xaxis, to launch M-Call, a new click-to-call mobile performance product that enables advertisers to generate high quality phone leads directly from mobile Web and in-app ads across hundreds of top publishers, social media sites and apps, and Call Analytics. M-Call and Call Analytics are available to both Light Reaction and Xaxis clients, as well as other GroupM agencies.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of November 4, 2015, and exclude any impact from Archeo operating results and discontinued operations. Archeo operating results are not included in our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the Fourth Quarter ending December 31, 2015

Call-Driven Revenue	$33 million or more

Call-Driven Adjusted OIBA[3]	$1.5 million or more

Call-Driven Adjusted EBITDA[3]	$2.5 million or more

[3]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, November 4, 2015 to discuss its third quarter ended September 30, 2015 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions. By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness. Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 4, 2015 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP, and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP EPS and Call-Driven and Archeo Adjusted OIBA and EBITDA. Additionally, Marchex also provides Call-Driven and Archeo Revenue excluding revenue generated from our contracts with Yellowpages.com LLC (“YP”).

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and disposition related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and disposition related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and acquisition and disposition related costs. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assign all Marchex general corporate overhead costs to the Call-Driven results. Archeo Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Archeo segment. Call-Driven and Archeo Revenue excluding YP excludes revenue generated through our contracts with YP. Financial analysts and investors may use Adjusted OIBA and EBITDA and Revenue excluding YP to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and disposition related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Revenue	$47,238	$36,852	$142,374	$108,113

Expenses:
Service costs (1)	31,270	20,003	94,226	59,166
Sales and marketing (1)	2,814	4,266	8,759	11,969
Product development (1)	7,581	7,769	22,599	23,608
General and administrative (1)	5,380	4,721	16,127	14,925
Amortization of intangible assets from acquisitions	—	—	434	—
Acquisition and disposition related costs	—	81	(68)	199

Total operating expenses	47,045	36,840	142,077	109,867

Income (loss) from operations	193	12	297	(1,754)
Interest expense and other, net	(19)	(12)	(43)	(52)

Income (loss) from continuing operations before provision for income taxes	174	—	254	(1,806)
Income tax expense	22,642	191	22,901	11

Net loss from continuing operations	(22,468)	(191)	(22,647)	(1,817)
Discontinued operations:
Income from discontinued operations, net of tax	694	37	2,708	5,084
Gain on sale from discontinued operations, net of tax	278	163	278	22,195

Discontinued operations, net of tax	972	200	2,986	27,279

Net income (loss)	(21,496)	9	(19,661)	25,462
Dividends paid to participating securities	(29)	—	(98)	(37)

Net income (loss) applicable to common stockholders	$(21,525)	$9	$(19,759)	$25,425

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.55)	$(0.00)	$(0.57)	$(0.04)
Discontinued operations, net of tax	$0.03	$0.00	$0.07	$0.66

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$(0.52)	$0.00	$(0.50)	$0.62
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	6,062	5,233
Class B	36,041	36,120	33,546	35,980
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	6,062	5,233
Class B	41,274	41,353	39,608	41,213

(1) Includes stock-based compensation allocated as follows:
Service costs	$371	$273	$1,010	$1,046
Sales and marketing	224	339	659	893
Product development	666	620	2,017	1,843
General and administrative	1,759	1,119	5,327	4,027

Total	$3,020	$2,351	$9,013	$7,809

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2014	September 30, 2015
Assets
Current assets:
Cash and cash equivalents	$80,032	$108,936
Accounts receivable, net	25,941	25,862
Prepaid expenses and other current assets	3,143	1,996
Refundable taxes	131	135

Total current assets	109,247	136,929

Property and equipment, net	5,430	6,238
Intangibles and other assets, net	313	233
Goodwill	65,679	63,305

Total Assets	$180,669	$206,705

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,766	$12,105
Accrued expenses and other current liabilities	7,515	7,743
Deferred revenue	2,117	1,328

Total current liabilities	23,398	21,176

Other non-current liabilities	1,118	779

Total Liabilities	24,516	21,955
Class A common stock	55	55
Class B common stock	373	369
Treasury stock	(2,503)	(91)
Additional paid-in capital	348,467	349,194
Accumulated deficit	(190,239)	(164,777)

Total Stockholders’ Equity	156,153	184,750

Total Liabilities and Stockholders’ Equity	$180,669	$206,705

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Income (loss) from operations	$193	$12	$297	$(1,754)
Stock-based compensation	3,020	2,351	9,013	7,809
Amortization of intangible assets from acquisitions	—	—	434	—

Operating income before amortization (OIBA)	3,213	2,363	9,744	6,055
Acquisition and disposition related costs	—	81	(68)	199

Adjusted operating income before amortization (Adjusted OIBA)	$3,213	$2,444	$9,676	$6,254

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Net cash provided by operating activities	$6,750	$7,563	$18,117	$12,000
Changes in asset and liabilities	(24,737)	(4,299)	(26,048)	1,813
Income tax expense	22,642	191	22,901	11
Acquisition and disposition related costs	—	81	—	199
Interest expense and other, net	19	12	43	52
Income on discontinued operations, net of tax	(713)	(37)	(2,822)	(5,102)
Tax effect on gain on sale of discontinued operations	144	(163)	144	—

Adjusted EBITDA	$4,105	$3,348	$12,335	$8,973

Net cash provided by (used in) investing activities	$(826)	$(1,260)	$(2,178)	$21,580

Net cash provided by (used in) financing activities	$(221)	$(1,798)	$33,801	$(4,676)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2015	2014	2015
Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.04	$0.15	$0.10

Net loss from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$(0.55)	$(0.00)	$(0.57)	$(0.04)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	41,274	41,353	39,608	41,213

Net income (loss) applicable to common stockholders	$(21,525)	$9	$(19,759)	$25,425
Stock-based compensation	3,020	2,351	9,013	7,809
Acquisition and disposition related costs	—	81	(68)	199
Amortization of intangible assets from acquisitions	—	—	434	—
Interest expense and other, net	19	12	43	52
Dividends paid to participating securities	29	—	98	37
Tax valuation allowance	22,345	—	22,345	—
Discontinued operations, net of tax	(972)	(200)	(2,986)	(27,279)
Estimated impact of income taxes	(781)	(662)	(2,824)	(2,182)

Adjusted Non-GAAP net income from continuing operations	$2,135	$1,591	$6,296	$4,061

Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.04	$0.15	$0.10

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	41,274	41,353	39,608	41,213

Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	2,286	394	2,698	373

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	43,560	41,747	42,306	41,586

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

CONSOLIDATED[1]	Q314	Q414	Q115	Q215	Q315
GAAP Revenue	$47,238	$31,226	$35,915	$35,346	$36,852
Adjusted OIBA	$3,213	$2,355	$2,491	$1,319	$2,444
Adjusted EBITDA	$4,105	$3,253	$3,353	$2,272	$3,348

CALL-DRIVEN AND RELATED	Q314	Q414	Q115	Q215	Q315
GAAP Revenue	$46,379	$30,324	$35,028	$34,458	$36,135
Adjusted OIBA	$3,279	$2,511	$2,632	$1,400	$2,177
Adjusted EBITDA	$4,171	$3,409	$3,494	$2,353	$3,081

ARCHEO	Q314	Q414	Q115	Q215	Q315
GAAP Revenue	$859	$902	$887	$888	$717
Adjusted OIBA	$(66)	$(156)	$(141)	$(81)	$267
Adjusted EBITDA	$(66)	$(156)	$(141)	$(81)	$267

CALL-DRIVEN REVENUE EXCLUDING YP	Q314	Q414	Q115	Q215	Q315
GAAP Revenue	$46,379	$30,324	$35,028	$34,458	$36,135
Revenue excluding YP	$35,162	$19,261	$24,271	$24,096	$26,007
YP Revenue	$11,217	$11,063	$10,757	$10,362	$10,128

ARCHEO REVENUE EXCLUDING YP	Q314	Q414	Q115	Q215	Q315
GAAP Revenue	$859	$902	$887	$888	$717
Revenue excluding YP	$608	$524	$525	$515	$418
YP Revenue	$251	$378	$362	$373	$299

1	In April 2015, Marchex divested certain Archeo domain name and related assets. The operating results of the divested assets are included in discontinued operations, net of tax, in the unaudited consolidated financial statements. Unless otherwise indicated, information presented in these financial tables relates only to Marchex’s continuing operations. The financial results for the discontinued operations are preliminary, subject to updates, and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015
Income (loss) from operations	$193	$(521)	$(300)	$(1,466)	$12
Stock-based compensation	3,020	2,876	2,791	2,667	2,351

Operating income before amortization (OIBA)	3,213	2,355	2,491	1,201	2,363
Acquisition and disposition related costs	—	—	—	118	81

Adjusted OIBA - Consolidated	$3,213	$2,355	$2,491	$1,319	$2,444
Less: Archeo Adjusted OIBA[1]	(66)	(156)	(141)	(81)	267

Call-Driven and related Adjusted OIBA[1]	$3,279	$2,511	$2,632	$1,400	$2,177

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015
Net cash provided by (used in) operating activities	$6,750	$4,302	$6,251	$(1,814)	$7,563
Changes in assets and liabilities	(24,737)	58	2,228	3,884	(4,299)
Income tax expense (benefit)	22,642	(393)	5	(185)	191
Acquisition and disposition related costs	—	—	—	118	81
Income on discontinued operations, net of tax	(713)	(734)	(5,156)	91	(37)
Tax effect of gain on sale of discontinued operations	144	—	—	163	(163)
Interest expense and other, net	19	20	25	15	12

Adjusted EBITDA - Consolidated	$4,105	$3,253	$3,353	$2,272	$3,348
Less: Archeo Adjusted EBITDA[1]	(66)	(156)	(141)	(81)	267

Call-Driven and related Adjusted EBITDA[1]	$4,171	$3,409	$3,494	$2,353	$3,081

Summary of Revenue by Segment

	Three Months Ended
	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015
Call-Driven[1] and related Revenue	$46,379	$30,324	$35,028	$34,458	$36,135
Archeo Revenue[1]	859	902	887	888	717

Revenue - Consolidated	$47,238	$31,226	$35,915	$35,346	$36,852

1	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements. The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses. The Archeo financial results include direct operating expenses.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.